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                                                                      EXHIBIT 32

SIGNATURES

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Jeffrey R. Cramer, Chief Executive Officer of Anacomp, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:
     (1) the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: February 11, 2004


                                           /s/ Jeffrey R. Cramer
                                           -------------------------------
                                           Jeffrey R. Cramer
                                           Chief Executive Officer

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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Linster W. Fox, Chief Financial Officer of Anacomp, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:
     (1) the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: February 11, 2004


                                           /s/ Linster W. Fox
                                           -------------------------------
                                           Linster W. Fox
                                           Chief Financial Officer